[VANGUARD WINDSOR FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am de-lighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard/Windsor Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

[FIGURE 1]

        As a shareholder of the Fund for more than a quarter century and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

        I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

        As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

        In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                  /s/JOHN C. BOGLE

VANGUARD/WINDSOR FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING PRIMARILY IN COMMON STOCKS. THE FUND'S SECONDARY OBJECTIVE IS TO PROVIDE CURRENT INCOME. IT GENERALLY HOLDS A RELATIVELY CONCENTRATED PORTFOLIO OF STOCKS DEEMED TO REPRESENT ATTRACTIVE FUNDAMENTAL VALUES.

                               CHAIRMAN'S LETTER


FELLOW SHAREHOLDER:

During the twelve months ended October 31, 1995--our 37th fiscal year--Windsor Fund enjoyed a solid total return of +17.8%. However, it was a year for blue-chip growth stocks rather than our trademark value stocks, and the stock market's gains were considerably larger.

        The table that follows compares the Fund's total return (capital change plus income) for the year with the return on the unmanaged Standard & Poor's 500 Composite Stock Price Index--dominated by blue-chip stocks--and the average value (growth and income) mutual fund. This competitive peer group reflects the investment philosophy to which Windsor has adhered since its inception in 1958.

--------------------------------------------------------------------
                                                     TOTAL RETURN
                                                   -----------------
                                                   FISCAL YEAR ENDED
                                                   OCTOBER 31, 1995
                                                   -----------------
VANGUARD/WINDSOR FUND                                   +17.8%
--------------------------------------------------------------------
AVERAGE VALUE FUND                                      +20.7%
STANDARD & POOR'S 500 STOCK INDEX                       +26.4
--------------------------------------------------------------------

The Fund's return is based on net asset values of $14.55 per share on October 31, 1994, and $15.55 on October 31, 1995, with the latter figure adjusted to take into account the reinvestment of two semi-annual dividends totaling $.44 per share from net investment income and a December 1994 distribution of $.86 per share from net realized capital gains. Net capital gains realized during 1995, presently estimated at $1.37 per share, will be distributed in December, along with our semi-annual income dividend.

THE FISCAL YEAR IN REVIEW

The great bull market in stocks during our fiscal year began in mid-December 1994 and has continued quite dramatically since then. The pace of this gain was virtually uninterrupted, and the dimension, if not unprecedented, was extraordinary, delighting the bulls even as it astonished the bears.

        There were many opinions as to the source of the strength in the stock market. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) a sharp decline in long-term interest rates, with the yield on the U.S. Treasury bond falling from 8.1% to 6.2%, engendering a +26% price increase; (3) the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board; (4) a softening in U.S. economic growth, resulting in continued optimism about the outlook for inflation; and (5) a hint of speculative fever in the equity marketplace.

        The rise in corporate profits was particularly striking. It is estimated that operating earnings for the companies in the Standard & Poor's 500 Index will increase about +15% in 1995, after rising some +16% during 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%. The result of this subdued dividend growth in the face of sharply higher stock prices was a decline in the yield on the Index to 2.3%, the lowest level on record. As we enter our 1996 fiscal year, this is surely a sobering statistic.

        Just as 1992 and 1993 were excellent years for value stocks (those with above-average yields and below-average market price-to-book values), so 1994 and 1995 were excellent years for growth stocks (those with lower yields and higher rates of earnings growth). The chart on page 2 reflects some of the characteristic oscillations between these two basic stock types. Nonetheless, for the full five-year period, the returns for these two groups of stocks were virtually identical: +17.2% for the Value Index and +17.1% for the Growth Index--the two components of the Standard & Poor's 500 Index. I should note that both of these returns are far above the long-term average annual return of +10.6% (since 1926) for stocks as a group, yet another cautionary signal.

        As I noted one year ago, the idea that the returns of value stocks and growth stocks will fluctuate from year to year but tend to converge over time is hardly surprising, given the ebb and flow of the enthusiasms of the marketplace. My conclusion then, as it is now, was that wise investors should stick to their objectives rather than attempt to guess

[FIGURE 2]

whether growth stocks or value stocks will win the subsequent year's quest for dominance. A combination of the two styles in relatively stable proportions, of course, is also an acceptable strategy.

WINDSOR FUND IN FISCAL 1995

In the context of our outpacing the Standard & Poor's 500 Index for three of our four prior fiscal years, Windsor's 1995 relative return can hardly be considered shabby. Our shortfall for the year resulted from: (1) our minimal commitment to the year's best performing groups, technology and health care, in which we placed only 3% of our net assets versus 20% for the Index; and (2) our high exposure to the energy group (14% for Windsor versus 10% for the Index), which was among the year's laggards. We did, however, get another strong, but not offsetting, positive thrust from our high concentration in the financial group. Banks and insurance companies were among the year's leaders and the contribution of our 25% position (12% for the Index) was further enhanced by excellent stock selection.

        As noted at the outset, fiscal year 1995 was a year that favored neither value funds in general nor Windsor Fund in particular. Our return fell somewhat behind that of our peers (+17.8% versus +20.7%), for reasons similar to those that shaped our shortfall to the Standard & Poor's 500 Index. Again, our substantial overweighting in financial stocks was a major plus since value funds as a group held a market-like weighting. However, we paid a (relative) price for our light weighting in the explosive, market-leading technology and health-care groups (3% of our assets versus 19% for our peers), which together provided a remarkable +47% return.

A LONGER-TERM PERSPECTIVE

I underscore that it is the results of the long race that count, not the results of a single lap. While I will later discuss the Windsor record for the past decade, as is customary, let's begin with the Fund's record under the aegis of John B. Neff. He has been our portfolio manager since 1964, a tenure that is among the longest and most successful in the history of the mutual fund industry.

        As you know, Mr. Neff is retiring from Wellington Management Company, the Fund's investment adviser, at the end of December (although he will remain a senior investment consultant to Wellington thereafter). I'd like to begin by personally thanking him for his service to Windsor Fund and extending to him a hearty "well done." I am confident that I also do so on your behalf.

        The table below summarizes the Windsor record since Mr. Neff took the helm in June 1964. It compares the Fund's total return with the return on the average value fund and the Standard & Poor's 500 Index. It is a remarkable record, indeed.

--------------------------------------------------------
                                      TOTAL RETURN
                                ------------------------
                                   JUNE 30, 1964, TO
                                   OCTOBER 31, 1995
--------------------------------------------------------
                                            FINAL VALUE
                                AVERAGE     OF INITIAL
                                ANNUAL      INVESTMENT
                                 RATE       OF $10,000
--------------------------------------------------------
VANGUARD/WINDSOR FUND            +13.7%       $564,637
--------------------------------------------------------
AVERAGE VALUE FUND               +10.2%       $212,377
STANDARD & POOR'S 500 INDEX      +10.6         232,974
--------------------------------------------------------

CUMULATIVE PERFORMANCE                    OCTOBER 31, 1985, TO OCTOBER 31, 1995

   Average Annual Total Returns--Periods Ended October 31, 1995
-------------------------------------------------------------------
                                1 Year       5 Years       10 Years
-------------------------------------------------------------------
VANGUARD/WINDSOR FUND            +17.80%      +20.51%       +13.93%
AVERAGE VALUE FUND               +20.74       +15.95        +13.17
STANDARD & POOR'S 500 INDEX      +26.41       +17.19        +15.42

                                  [FIGURE 3]


Note: Past performance is not predictive of future performance.



The year-by-year returns for this period appear in the table on page 9 and the cumulative record of an initial $10,000 investment in the Fund is shown in the chart on page 10. You will note that the record is replete with both ups and downs. There is no assurance that the ever-unpredictable markets of the future will provide better or worse returns than those presented in the table. Interestingly, the +10.6% return for the market since 1964 is identical to its long-term return of +10.6% (since 1926). Thus, the table offers a fair and crystal-clear example of the miraculous power of compounding combined with special investment management skill.

        In candor, the Fund's results during the past decade, while solid in absolute terms, are less impressive on a relative basis, particularly with respect to the Standard & Poor's 500 Index. The return for the past ten years is shown on a cumulative basis in the chart above, and in summary form in the table to the right. As impressive as these results may seem, I reiterate my earlier cautionary notes about projecting the return of the past into the future.

------------------------------------------------------------
                                       TOTAL RETURN
                                ----------------------------
                                    OCTOBER 31, 1985, TO
                                      OCTOBER 31, 1995
------------------------------------------------------------
                                                 FINAL VALUE
                                AVERAGE          OF INITIAL
                                ANNUAL           INVESTMENT
                                 RATE            OF $10,000
------------------------------------------------------------
VANGUARD/WINDSOR FUND            +13.9%             $36,843
-----------------------------------------------------------
AVERAGE VALUE FUND               +13.2%             $34,446
STANDARD & POOR'S 500 INDEX      +15.4               41,976
-----------------------------------------------------------

It should go without saying that the Standard & Poor's 500 Index is a tough competitor, both for Windsor and for its peer group of mutual funds. The Index as you know, is a theoretical construct, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that must be borne--to one extent or another--in the real world in which mutual funds operate. What's more, the record of the Index during the past decade happened to marginally favor growth stocks over value stocks, making the period a bit tougher than usual for value-driven funds such as Windsor.

        Finally, I'd like to make one special comment about Windsor's future: on December 31, 1995, Charles T. Freeman will succeed Mr. Neff as manager of our portfolio. He has worked directly with Mr. Neff over the past 26 years, and your Officers and Directors are confident that he and his experienced Windsor Fund team will give a good account of themselves as the laps of the long race continue. We recognize that Chuck, as they say, "has big shoes to fill," but we believe that his experience and investment skill will not let you down. "Welcome aboard," Chuck.

IN SUMMARY

Windsor Fund's basic objectives and strategies remain intact. We remain committed to value investing as our long-term focus. We also remain committed to holding a portfolio that is relatively concentrated--less diversified--when compared to the portfolios of most mutual funds. We expect that the former commitment will provide us with above-average long-term returns, even as the latter commitment will give us above-average variability from one year to the next, relative to the total stock market.
In fiscal 1995, that variability was negative; I'm sure that many positive years lie ahead.

        That said, let me be clear that no mutual fund can eliminate the risks of participation in the financial markets today. As I noted earlier, given the relatively high returns of stocks that we have had the good fortune to enjoy during the past decade, the risks of investing have evidently increased. And yet, perhaps the biggest long-term risks to investors are: (1) failing to invest in the financial markets at all; and (2) following an erratic and ever-changing course. In my Annual Report a year ago, I urged you, rather, to "stay the course," maintaining your Windsor Fund investment as part of a balanced portfolio of stock funds, bond funds, and money market funds suitable to your own objectives. It proved wise counsel then; I reiterate it today.

Sincerely,


/s/ JOHN C. BOGLE
-------------------------------
John C. Bogle
Chairman of the Board

November 8, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.

                          AVERAGE ANNUAL TOTAL RETURNS


THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30,
1995) ARE AS FOLLOWS:

                                                                                        10 YEARS
                                                                             -------------------------------
                                       INCEPTION                             TOTAL        CAPITAL    INCOME
                                         DATE        1 YEAR     5 YEARS      RETURN       RETURN     RETURN
                                       ---------    --------    -------     --------     --------    ------
VANGUARD/WINDSOR FUND                  10/23/58     +26.29%     +20.19%      +14.94%      +9.68%      +5.26%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                      REPORT FROM THE INVESTMENT ADVISER

We must confess to being deeply disappointed that we didn't come up with a better result for Windsor shareholders in my last full year as your portfolio manager, as I will be formally retiring on December 31, 1995. In an overall good period for equities in general, a +17.8% advance, however decent absolutely, compares unfavorably with a +26.4% spurt in the S&P 500.

        Obviously, our "four yards and a cloud of dust" type of investing does not always do well in an adrenaline type of market. Moreover, this has been a particularly bubbly market in that technology, broadly speaking, was the spectacular engine of common stock advance, as it captured the imagination of the marketplace virtually for the whole year with a knockout 50% advance. Interestingly, while hardly market-weighted, we did have a 5.0% representation in technology starting out the fiscal year and benefited accordingly with particularly participative results in Seagate Technology and Intel.

        Also, two areas making up about one-quarter of the portfolio, namely autos and oil and gas, were lackluster to say the least. Obviously, a more normal winter or even colder than normal, compensating for last year's unusually warm one, would be a major benefit to natural gas stocks which make up about 50% of this industry representation. We also think the autos are noticeably behind the market considering their uniquely good yields and very low price-earnings ratios.

        Last year we mentioned we had sharply reduced our basic commodity participation opportunistically in the aluminums, steels, and chemicals, from 16.1% to 7.2%, as they were embraced by the marketplace in the fall of 1994. Subsequently, they sharply underperformed the averages, and by fiscal year end we had rebuilt this area to 21.8% of your Fund. This expanded part of Windsor also was a performance detriment.

        On the positive side, the very heavily over-weighted financial sector (37.1% of assets at the end of last year), was a major contributor as outstanding individual and collective results were chalked up for Windsor shareholders (see report card for details).

        The major addition to the basic commodity portion of the portfolio was in the paper and forest products area which we, in recent months, have built up from nothing to now 9.5% of assets. The paper industry shares some of the same characteristics of other commodity areas in a prospective moderate growth economy over the next three years or so. These characteristics are limited growth in capacity with little so called greenfield expansion, excess cash generation flowing into stock purchase programs and/or dividend increases, a good international competitive position, and industry consolidation involving acquisitions, which, of course, do not expand industry capacity.

        We would concede that the market seems a bit on the optimistic side and have an "anchor-to-windward," accordingly, in our 19.1% cash equivalent position. This is available to take advantage of market opportunities at lower prices.

        We continue to think that we have a moderate economic wind to our back as reflected in a 2% to 212% prospective annual growth in real GDP. Traditional excesses in areas such as consumer credit, capital expenditures, and inventories strike us as not out-of-line and, accordingly, not in need of sharp correction, although, we are currently going through a bit of a mini-adjustment in inventories.

        There is considerable media and "Street" consternation in respect to the consumer being over-extended as manifest in present installment credit levels. However, we have really just returned to the credit level relationships of the late eighties relative to consumer disposable income. Additionally, we use consumer credit for a wider potpourri of applications such as travel, supermarket, and the recent mania of frequent-flier point qualification.

        Despite the poor performance of the last couple of months (we were actually up 74 basis points for the fiscal year relative to the S&P 500 through September 5, 1995), we think the current portfolio is positioned to reward shareholders in the near future as major market areas such as technology and consumer nondurables seem extended (i.e., overvalued). The current Windsor Fund portfolio, excluding oils (which we evaluate on a net asset basis), is valued at about seven times our estimate of individual company 1996 earnings, or a more than 50% discount to that of the S&P 500, our incentive or penalty performance yardstick. In our view, this represents much too high a discount relative to the quality, financial wherewithal, and potential growth of these companies. While not remarkable in terms of extraordinary growth prospects, they are above average at a "friendly" price, in our judgment, and should serve Windsor Fund shareholders well.

        For over thirty-one years, I have had the pleasure of serving and representing Windsor Fund shareholders, and while not every year was studded with accomplishment (witness the most recent one), overall we have done pretty well, as a 310 basis point annual edge would attest. The power of compounding makes this comparison even more sharply etched. As noted in the Chairman's letter, when reflected in actual dollars, it is almost two and one-half times better than the S&P 500 over this period.

        During this same period, I have had the additional satisfaction of building Windsor Fund's portfolio team to carry on the important responsibility of "staying the course" in continuing the Windsor record of accomplishment. Chuck Freeman and I have been together for over twenty-six years in forging your Fund's record in the crucible of the marketplace. He has been an intimate and vital part of the Windsor record and is eminently well-prepared as portfolio manager to carry on Windsor's never-ending quest for superior performance. He will be ably-assisted by Jim Averill and Jim Mordy, who have been brought up over the last ten years in the trenches of analyzing and evaluating the fundamentals of the very large "neck-out" positions that we take in Windsor in our constant effort to prove something out of the ordinary. In addition, Dave Fassnacht joined us four years ago. And let's not forget our stellar trader, Danny Hannafin. They all are remarkably well qualified, in my judgment, to carry on the Windsor effort. They, in turn, are buttressed and supported by over 500 employees of Wellington Management Company.

        I would be remiss if I did not mention the Vanguard tradition in general, and Jack Bogle in particular, as a particularly favorable backdrop to our thirty-one-year accomplishment. Jack Bogle, as well as the Vanguard Board of Directors, have provided support, encouragement, and challenge over this entire period, which has been critical, particularly during the occasional "rough patches" we have experienced. I am very appreciative and grateful for their confidence.

        Well, it has been a long and worthwhile journey and I have loved and basked in the warmth of virtually every minute of it. As I reflect back, I have been truly blessed, as I don't know anything I would have rather done than "perform" for Windsor Fund shareholders.

Respectfully,

John B. Neff, Managing Partner
Portfolio Manager

Charles T. Freeman, Senior Vice President
Assistant Portfolio Manager

Wellington Management Company

November 9, 1995

                            WINDSOR 1995 REPORT CARD

------------------------------------------------------------------------------------------------------------------------------------
(S&P 500 Percent Change 10/31/94-10/31/95 = +23.1%*)

                   10/31/95                    S&P
                    Percent                  Group     Performance of Meaningful
                     of Net             Percentage     Windsor Positions
Industry Groups      Assets                Change*     (In Order of Size)            Grade      Critique
------------------------------------------------------------------------------------------------------------------------------------
AIRLINES               0.9%                  14.8%     Delta Air Lines (+25.4%)       A-        Fundamentals confirmed and earnings
                                                                                                vaulted--even better than obvious in
                                                                                                Delta as sold very profitably
                                                                                                equally large positions in UAL and
                                                                                                AMR.
------------------------------------------------------------------------------------------------------------------------------------
AUTOS                 11.1%                   4.6%     Chrysler Corp. (+5.9%),        D         POOR TO DATE, BUT STOCKS CHEAP WITH
                                                                                                Ford Motor (-2.5%)good yields; we
                                                                                                think 1996 will show noticeably
                                                                                                higher earnings.
------------------------------------------------------------------------------------------------------------------------------------
BANKS                 14.3%                  30.4%     Citicorp (+35.9%),             A-        Great concentrations and good
                                                       First Union (+10.3%),                    performance--only Bankers Trust
                                                       NationsBank (+32.8%),                    failure kept it from being A+.
                                                       BankAmerica (+32.2%),
                                                       KeyCorp (+17.9%),
                                                       Chemical Banking (+49.7%),
                                                       Bankers Trust (-4.5%)
------------------------------------------------------------------------------------------------------------------------------------
BUILDING &             1.8%                  19.8%     Owens-Corning Fiberglas        A         OCF and homebuilders showed
CONSTRUCTION                     (Bldg. Materials)     (+30.9%)                                 excellent move.
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS              4.4%                   8.3%     Freeport-McMoRan Resource      A-        FRP +29% total return, and built
                                                       Partners (+15.6%)                        position during year for 1996.
------------------------------------------------------------------------------------------------------------------------------------
EDP                    3.2%                  37.8%     Advanced Micro Devices         A-        Seagate bell-ringer and even AMD
                                         (Computer     (-9.5%),                                 much better than seems as traded
                                          Systems)     Seagate Tech. (+76.4%),                  very successfully during year.
                                                       Western Digital (-8.8%)
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES     1.2%                  19.2%     Unicom Corp. (+51.4%)          A         Finally a good move.
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE              4.5%                  39.3%     CIGNA Corp. (+50.5%),          A         Our patience paid off quite well
                                      (Multi-Line)     Allstate Corp. (+52.3%),                 versus negative "Street" consensus.
                                                       Aetna Life & Cas. (+52.6%)
------------------------------------------------------------------------------------------------------------------------------------
NONFERROUS             3.9%                  13.3%     Reynolds Metals (-9.0%),       C-        Not so hot, but pricing and
METALS                                  (Aluminum)     Alcoa (+19.6%)                           earnings going our way.
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS             14.1%                  -7.2%     Atlantic Richfield (-1.5%),    D-        Terrible concentration, although
                                 (Domestic Integ.)     Burlington Resources (-14.8%),           we had some better performers--
                                             11.3%     USX-Marathon Group (-5.3%),              due for a cold winter.
                                     (Natural Gas)     Pennzoil (-26.7%),
                                                       Valero Energy (+9.2%),
                                                       ENSERCH Corp. (+1.8%),
                                                       Oryx Energy (-20.7%),
                                                       Ultramar Corp. (-5.3%)
------------------------------------------------------------------------------------------------------------------------------------
SAVINGS                6.4%                  28.6%     Golden West Finl. (+28.5%),   B+         Good journeymen result in
& LOAN                                                 Great Western Finl. (+26.6%),            large position.
                                                       H.F. Ahmanson (+30.7%)
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES/              0.7%                  -9.1%     Burlington Industries         B-         Okay.
HOME FURN.                                              (+18.7%)
------------------------------------------------------------------------------------------------------------------------------------

*Capital change only.

                         TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in Vanguard/Windsor Fund for the period from June 30, 1964, to October 31, 1995. (This period reflects the tenure of long-time Portfolio Manager John B. Neff.) During this period, stock prices fluctuated widely; these results should not be considered a representation of future returns.

----------------------------------------------------------------------------------------------------------------------------------
PERIOD                              PER SHARE DATA*                                           TOTAL INVESTMENT RETURN
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Windsor Fund               S&P 500
                                                            Value with Income       -----------------------------------   --------
Year Ended         Net Asset  Capital Gains     Income     Dividends & Capital      Capital        Income       Total        Total
December 31            Value  Distributions  Dividends        Gains Reinvested       Return        Return      Return       Return
----------------------------------------------------------------------------------------------------------------------------------
Initial (6/30/64)    $  7.75            --         --                $    7.75          --            --           --         --
----------------------------------------------------------------------------------------------------------------------------------
1964                    7.79         $ .24        $.06                    8.09       + 3.6%          +0.7%      + 4.3%      + 5.4%
----------------------------------------------------------------------------------------------------------------------------------
1965                    9.42           .49         .11                   10.44       +27.6           +1.5       +29.1       +12.5
----------------------------------------------------------------------------------------------------------------------------------
1966                    8.28           .66         .15                   10.10       - 4.8           +1.5       - 3.3       -10.0
----------------------------------------------------------------------------------------------------------------------------------
1967                    9.43           1.19        .21                   13.28       +28.8           +2.7       +31.5       +23.9
----------------------------------------------------------------------------------------------------------------------------------
1968                   10.27           .90         .21                   16.12       +18.9           +2.5       +21.4       +11.0
----------------------------------------------------------------------------------------------------------------------------------
1969                    9.19           .52         .21                   15.51       - 5.7           +1.9       - 3.8       - 8.4
----------------------------------------------------------------------------------------------------------------------------------
1970                    9.48           .02         .24                   16.49       + 3.4           +3.0       + 6.4       - 3.9
----------------------------------------------------------------------------------------------------------------------------------
1971                    9.34           .50         .29                   17.73       + 4.3           +3.2       + 7.5       +14.2
----------------------------------------------------------------------------------------------------------------------------------
1972                    9.39           .57         .29                   19.54       + 6.9           +3.3       +10.2       +19.0
----------------------------------------------------------------------------------------------------------------------------------
1973                    6.64           .14         .32                   14.65       -28.0           +3.0       -25.0       -14.7
----------------------------------------------------------------------------------------------------------------------------------
1974                    5.25            --         .31                   12.19       -20.9           +4.1       -16.8       -26.3
----------------------------------------------------------------------------------------------------------------------------------
1975                    7.77            --         .32                   18.83       +48.0           +6.5       +54.5       +37.1
----------------------------------------------------------------------------------------------------------------------------------
1976                   10.68           .22         .38                   27.56       +40.7           +5.7       +46.4       +23.8
----------------------------------------------------------------------------------------------------------------------------------
1977                    9.77           .56         .40                   27.84       - 3.0           +4.0       + 1.0       - 7.2
----------------------------------------------------------------------------------------------------------------------------------
1978                    9.12          1.01         .48                   30.28       + 3.8           +5.0       + 8.8       + 6.5
----------------------------------------------------------------------------------------------------------------------------------
1979                    9.72           .85         .53                   37.10       +16.4           +6.2       +22.6       +18.4
----------------------------------------------------------------------------------------------------------------------------------
1980                   10.42           .79         .59                   45.50       +15.7           +6.9       +22.6       +32.4
----------------------------------------------------------------------------------------------------------------------------------
1981                    9.92          1.49         .69                   53.12       + 9.9           +6.9       +16.8       - 4.9
----------------------------------------------------------------------------------------------------------------------------------
1982                   10.36           .99         .62                   64.66       +14.8           +6.9       +21.7       +21.5
----------------------------------------------------------------------------------------------------------------------------------
1983                   11.69          1.03         .70                   84.10       +23.0           +7.1       +30.1       +22.5
----------------------------------------------------------------------------------------------------------------------------------
1984                   12.64           .48         .76                  100.47       +12.4           +7.1       +19.5       + 6.2
----------------------------------------------------------------------------------------------------------------------------------
1985                   14.50           .74         .79                  128.63       +21.1           +6.9       +28.0       +31.6
----------------------------------------------------------------------------------------------------------------------------------
1986                   13.95          2.59         .85                  154.70       +14.3           +6.0       +20.3       +18.6
----------------------------------------------------------------------------------------------------------------------------------
1987                   11.11          2.21         .87                  156.61       - 4.7           +5.9       + 1.2       + 5.2
----------------------------------------------------------------------------------------------------------------------------------
1988                   13.07           .55         .63                  201.55       +22.6           +6.1       +28.7       +16.5
----------------------------------------------------------------------------------------------------------------------------------
1989                   13.41           .85         .75                  231.83       + 9.2           +5.8       +15.0       +31.6
----------------------------------------------------------------------------------------------------------------------------------
1990                   10.30           .32         .74                  195.89       -20.8           +5.3       -15.5       - 3.1
----------------------------------------------------------------------------------------------------------------------------------
1991                   11.72           .84         .57                  251.82       +22.7           +5.9       +28.6       +30.4
----------------------------------------------------------------------------------------------------------------------------------
1992                   12.74           .38         .49                  293.37       +12.0           +4.5       +16.5       + 7.6
----------------------------------------------------------------------------------------------------------------------------------
1993                   13.91           .89         .37                  350.20       +16.3           +3.1       +19.4       +10.1
----------------------------------------------------------------------------------------------------------------------------------
1994                   12.59           .86         .44                  349.67       - 3.3           +3.2       - 0.1       + 1.3
----------------------------------------------------------------------------------------------------------------------------------
1995 (10/31)           15.55            --         .20                  437.59       +23.5           +1.7       +25.2       +29.3
----------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL                                                                                             +5,546.4%   +2,229.7%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                     +13.7%      +10.6%
----------------------------------------------------------------------------------------------------------------------------------

* Adjusted for the 2-for-1 stock split, April 29, 1969.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

          WINDSOR FUND PERFORMANCE JUNE 30, 1964, TO OCTOBER 31, 1995*


WINDSOR FUND YEAR-END VALUE (WITH ALL INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS REINVESTED)

STANDARD & POOR'S 500 INDEX YEAR-END VALUE (WITH ALL DIVIDENDS REINVESTED)

[FIGURE 4]


                                 TOTAL RETURN PERFORMANCE SUMMARY
                                  PERIODS ENDING OCTOBER 31, 1995
-----------------------------------------------------------------------------------------
                               Cumulative                            Average Annual
                   ----------------------------------------------------------------------
                        Windsor              S&P 500             Windsor          S&P 500
-----------------------------------------------------------------------------------------
   5 Years             +  154.2%             +  121.1%            +20.5%           +17.2%
-----------------------------------------------------------------------------------------
  10 Years             +  268.4              +  319.8             +13.9            +15.4
-----------------------------------------------------------------------------------------
  15 Years             +  902.3              +  696.0             +16.6            +14.8
-----------------------------------------------------------------------------------------
  20 Years             +2,314.6              +1,352.4             +17.3            +14.3
-----------------------------------------------------------------------------------------
 Lifetime*             +5,546.4%             +2,229.7%            +13.7%           +10.6%

*Reflects tenure of Portfolio Manager John B. Neff.

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                                October 31, 1995

                                                                                 Market
                                                                                  Value
                                                         Shares                  (000)+
---------------------------------------------------------------------------------------
COMMON STOCKS (80.7%)
---------------------------------------------------------------------------------------
BASIC MATERIALS (21.6%)
---------------------------------------------------------------------------------------
CHEMICALS (4.3%)
         Bayer AG ADR                                   590,000           $      15,635
  (1)    Freeport-McMoRan Resource
         Partners LP                                  6,085,800                 112,587
  (1)    Geon Co.                                     2,480,000                  61,690
  (1)    Georgia Gulf Corp.                           2,628,900                  87,082
  (1)    Lyondell Petrochemical Co.                   7,375,000                 157,641
         Union Carbide Corp.                          3,222,900                 122,067
METALS & MINING (3.7%)
         Aluminum Co. of America                      3,542,300                 180,657
(1)(2)   Reynolds Metals Co.                          6,177,800                 311,207
PAPER & FOREST PRODUCTS (9.5%)
         Federal Paper Board Co., Inc.                  566,900                  23,810
(1)(2)   Georgia-Pacific Corp.                        7,410,400                 611,358
         International Paper Co.                      3,305,000                 122,285
  (1)    Stone Container Corp.                        9,023,000                 148,880
(1)(2)   Union Camp Corp.                             6,430,800                 327,167
STEEL (4.1%)
  (1)    AK Steel Holding Corp.                       2,580,100                  79,983
 *(1)    Bethlehem Steel Corp.                       10,880,600                 142,808
   *     Geneva Steel Class A                         1,525,200                  11,058
  (1)    Inland Steel Industries, Inc.                2,901,300                  67,818
 *(1)    LTV Corp.                                    7,800,000                 109,200
 *(1)    National Steel Corp. Class B                 3,094,500                  41,002
  (1)    Rouge Steel Co. Class A                      1,926,600                  41,904
 *(1)    WHX Corp.                                    1,601,200                  16,612
 *(1)    Weirton Steel                                3,963,600                  17,836
                                                                             ----------
              GROUP TOTAL                                                     2,810,287
                                                                             ----------
---------------------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (1.8%)
---------------------------------------------------------------------------------------
   *     Beazer Homes USA, Inc.                         153,700                   2,690
  (1)    Continental Homes Holding Corp.                650,000                  13,325
         MDC Holdings, Inc.                             498,600                   3,677
 *(1)    Owens-Corning Fiberglas Corp.                3,709,700                 157,198
  (1)    Ryland Group, Inc.                             925,200                  13,531
  (1)    Standard Pacific Corp.                       1,750,000                  11,375
   *     Toll Brothers, Inc.                          1,247,700                  22,303
   *     USG Corp.                                      255,000                   7,427
                                                                             ----------
             GROUP TOTAL                                                        231,526
                                                                             ----------
---------------------------------------------------------------------------------------
CONSUMER CYCLICAL (12.2%)
---------------------------------------------------------------------------------------
APPAREL & TEXTILES (.7%)
 *(1)    Burlington Industries                        6,700,000                  74,537
 *(1)    Cone Mills Corp.                             1,848,800                  20,106
AUTO & TRUCKS (11.1%)
  (2)    Chrysler Corp.                              14,785,200                 763,286
  (2)    Ford Motor Co.                              23,467,200                 674,682
RETAIL (.4%)
   *     Burlington Coat Factory
           Warehouse Corp.                            1,922,100                  21,383
         Circuit City Stores, Inc.                      260,100                   8,681
         Kmart Corp.                                  2,358,500                  19,163
                                                                             ----------
            GROUP TOTAL                                                       1,581,838
                                                                             ----------
---------------------------------------------------------------------------------------
ENERGY (14.1%)
---------------------------------------------------------------------------------------
         Amerada Hess Corp.                             600,000                  27,075
  (2)    Atlantic Richfield Co.                       4,589,600                 489,940
  (2)    Burlington Resources, Inc.                  12,455,000                 448,380
  (1)    Cabot Oil & Gas Corp.                        1,325,000                  17,722
  (1)    ENSERCH Corp.                                5,467,700                  79,282
 *(1)    Oryx Energy Co.                              6,533,000                  75,129
  (1)    Pennzoil Co.                                 3,309,500                 124,934
         Phillips Petroleum Co.                         180,000                   5,805
         Ultramar Corp.                               1,753,200                  42,734
(1)(2)   USX-Marathon Group                          24,027,200                 426,483
  (1)    Valero Energy Corp.                          4,069,000                  96,130
                                                                             ----------
             GROUP TOTAL                                                      1,833,614
                                                                             ----------
---------------------------------------------------------------------------------------
FINANCIAL (25.2%)
---------------------------------------------------------------------------------------
BANKS (14.3%)
         Bancorp Hawaii, Inc.                           123,200                   4,127
         BankAmerica Corp.                            3,789,053                 217,871
         Bankers Trust New York Corp.                 1,385,019                  88,295
         Chemical Banking Corp.                       1,884,700                 107,192
  (2)    Citicorp                                     9,551,200                 619,634
  (2)    First Union Corp.                            7,429,300                 368,679
         KeyCorp                                      5,258,623                 177,478
         NationsBank, Inc.                            4,339,900                 285,348
INSURANCE (4.5%)
         Aetna Life & Casualty Co.                    1,206,686                  84,920
         Allstate Corp.                               6,770,500                 248,816
         CIGNA Corp.                                  2,525,800                 250,370
SAVINGS & LOANS (6.4%)
  (1)    H.F. Ahmanson & Co.                          9,770,545                 244,264
   *     Coast Savings Financial, Inc.                  642,100                  16,935
  (1)    Golden West Financial Corp.                  5,837,800                 292,620
  (1)    Great Western Financial Corp.               11,653,593                 263,663
  (1)    SFFED Corp.                                    401,500                  12,246
                                                                             ----------
             GROUP TOTAL                                                      3,282,458
                                                                             ----------
---------------------------------------------------------------------------------------
TECHNOLOGY (3.2%)
---------------------------------------------------------------------------------------
COMPUTER RELATED (1.2%)
   *     Conner Peripherals, Inc.                     1,324,000                  23,832
   *     Seagate Technology                           2,962,800                 132,585
ELECTRONICS (2.0%)
  (1)    Advanced Micro Devices, Inc.                 7,510,400                 179,311
 *(1)    Western Digital Corp.                        4,788,500                  74,222
                                                                             ----------
             GROUP TOTAL                                                        409,950
                                                                             ----------
---------------------------------------------------------------------------------------

                            Statement Of Net Assets
                                        (continued)


                                                                                 Market
                                                                                  Value
                                                        Shares                   (000)+
---------------------------------------------------------------------------------------
TRANSPORT & SERVICES (.9%)
---------------------------------------------------------------------------------------
AIRLINES (.9%)
    Delta Air Lines, Inc.                             1,672,000            $    109,725
TRUCKING & SHIPPING
 (1)     Maritrans Inc.                                 954,000                   5,247
                                                                           ------------
              GROUP TOTAL                                                       114,972
                                                                           ------------
---------------------------------------------------------------------------------------
UTILITIES (1.2%)
---------------------------------------------------------------------------------------
*(1)     El Paso Electric Co.                         2,271,900                     772
         Unicom Corp.                                 4,904,999                 160,639
                                                                           ------------
              Group Total                                                       161,411
                                                                           ------------
---------------------------------------------------------------------------------------
MISCELLANEOUS (.5%)                                                              64,753
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $9,072,523)                                                          10,490,809
---------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (.2%)
---------------------------------------------------------------------------------------
    Atlantic Richfield Cvt. 9.00%                       610,000                  13,649
      (Convertible Into Lyondell
      Petrochemical Co.)
    Reynolds Metals Co. $3.31                           180,000                   8,977
    Bethlehem Steel Corp. $5.00                         123,900                   6,567
---------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $30,648)                                                                 29,193
---------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (1.6%)
---------------------------------------------------------------------------------------

                                                          Face
                                                        Amount
                                                         (000)
                                                     ---------
U.S. TREASURY NOTE
    7.25%, 11/15/96
    (Cost $208,600)                                  $  204,500                 207,823
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (17.7%)
---------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.5%)
    Abbott Laboratories
      5.69%, 11/16/95                                    16,000                  15,962
    Chevron Oil Finance
      5.70%, 11/17/95                                    50,000                  49,873
      5.70%, 11/30/95                                    50,000                  49,770
      5.71%, 11/14/95                                    50,000                  49,897
    Duke Power Co.
      5.70%, 11/13/95                                    65,000                  64,876
    General Electric Capital Corp.
      5.70%, 11/10/95                                    50,000                  49,929
      5.70%, 12/14/95                                    50,000                  49,660
      5.72%, 11/3/95                                     50,000                  49,984
      5.73%, 11/14/95                                    50,000                  49,897
    Harvard University
      5.73%, 11/9/95                                     18,373                  18,350

                                                           Face                  Market
                                                         Amount                   Value
                                                          (000)                  (000)+
---------------------------------------------------------------------------------------
    Procter & Gamble
      5.68%, 12/14/95                                $   36,000          $      35,748
    Shell Oil Co.
      5.68%, 11/20/95                                    50,000                 49,850
      5.68%, 11/21/95                                    50,000                 49,842
                                                                          -------------
         GROUP TOTAL                                                           583,638
                                                                          -------------
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (13.2%)
    Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account
      5.89%, 11/1/95                                  1,722,239              1,722,239
---------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $2,305,885)                                                          2,305,877
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $11,617,656)                                                        13,033,702
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.2%)
    Other Assets--Notes C and E                                                116,268
    Liabilities--Note E                                                       (142,205)
                                                                          -------------
                                                                               (25,937)
---------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
    Applicable to 836,253,109 outstanding
      $.01 par value shares
      (authorized 1,000,000,000 shares)                                    $13,007,765
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                       $15.55
=======================================================================================

+ See Note A to Financial Statements.

* Non-Income Producing Security.

(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.

(2) Ten largest common stock investments representing 38.8% of net assets.



----------------------------------------------------------------------------------------
AT OCTOBER 31, 1995,
NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
                                                        Amount                      Per
                                                         (000)                    Share
                                                   -----------                   ------
    Paid in Capital                                 $10,306,976                  $12.32
    Undistributed Net
       Investment Income                                125,491                     .15
    Accumulated Net
       Realized Gains                                 1,159,252                    1.39
    Unrealized Appreciation
       of Investments--Note D                         1,416,046                    1.69
---------------------------------------------------------------------------------------
NET ASSETS                                          $13,007,765                  $15.55
---------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                                                         Year Ended
                                                                                                   October 31, 1995
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             $   301,566
      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 109,887
------------------------------------------------------------------------------------------------------------------
              Total Income  . . . . . . . . . . . . . . . . . . . . . . .                                 411,453
------------------------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fee--Note B
        Basic Fee   . . . . . . . . . . . . . . . . . . . . . . . . . . .           $19,022
        Performance Adjustment  . . . . . . . . . . . . . . . . . . . . .             7,752                26,774
                                                                                    -------
      The Vanguard Group--Note C
        Management and Administrative   . . . . . . . . . . . . . . . . .            23,760
        Marketing and Distribution  . . . . . . . . . . . . . . . . . . .             1,875                25,635
                                                                                    -------

      Taxes (other than income taxes) . . . . . . . . . . . . . . . . . .                                     953
      Custodians' Fees  . . . . . . . . . . . . . . . . . . . . . . . . .                                      26
      Auditing Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      20
      Shareholders' Reports . . . . . . . . . . . . . . . . . . . . . . .                                     388
      Annual Meeting and Proxy Costs  . . . . . . . . . . . . . . . . . .                                     134
      Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . .                                      43
------------------------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . . . . . . . . .                                  53,973
              Expenses Paid Indirectly--Note C  . . . . . . . . . . . . .                                  (2,576)
------------------------------------------------------------------------------------------------------------------
                Net Expenses  . . . . . . . . . . . . . . . . . . . . . .                                  51,397
------------------------------------------------------------------------------------------------------------------
                Net Investment Income   . . . . . . . . . . . . . . . . .                                 360,056
REALIZED NET GAIN ON INVESTMENT
   SECURITIES SOLD  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               1,167,670
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES  . . . . . . . . . . . . . . .                                 425,123
------------------------------------------------------------------------------------------------------------------
             Net Increase in Net Assets Resulting from Operations . . . .                              $1,952,849
==================================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                 YEAR ENDED              Year Ended
                                                                           OCTOBER 31, 1995        October 31, 1994
                                                                                      (000)                   (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . .          $   360,056          $     340,128
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . .            1,167,670                676,522
   Change in Unrealized Appreciation (Depreciation) . . . . . . . . .              425,123               (338,197)
------------------------------------------------------------------------------------------------------------------
           Net Increase in Net Assets Resulting from Operations   . .            1,952,849                678,453
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . .             (352,640)              (274,533)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . .             (673,435)              (629,907)
------------------------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . . . . . . . . . . . . .           (1,026,075)              (904,440)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued      --Regular  . . . . . . . . . . . . . . . . . . . . . .            1,029,502              1,036,121
               --In Lieu of Cash Distributions  . . . . . . . . . . .              976,040                859,055
               --Exchange . . . . . . . . . . . . . . . . . . . . . .              253,536                319,619
   Redeemed    --Regular  . . . . . . . . . . . . . . . . . . . . . .           (1,211,487)              (896,047)
               --Exchange . . . . . . . . . . . . . . . . . . . . . .             (372,905)              (223,720)
------------------------------------------------------------------------------------------------------------------
           Net Increase from Capital Share Transactions   . . . . . .              674,686              1,095,028
------------------------------------------------------------------------------------------------------------------
           Total Increase   . . . . . . . . . . . . . . . . . . . . .            1,601,460                869,041
------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . .           11,406,305             10,537,264
-------------------------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . . . . . . . . . . . . .          $13,007,765            $11,406,305
==================================================================================================================
   (1)  Distributions Per Share
        Net Investment Income   . . . . . . . . . . . . . . . . . . .                 $.44                   $.37
        Realized Net Gain   . . . . . . . . . . . . . . . . . . . . .                 $.86                   $.89
------------------------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued  . . . . . . . . . . . . . . . . . . . . . . . . . . .               89,000                 95,222
        Issued in Lieu of Cash Distributions  . . . . . . . . . . . .               75,852                 62,430
        Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . .             (112,335)               (78,940)
------------------------------------------------------------------------------------------------------------------
                                                                                    52,517                 78,712
------------------------------------------------------------------------------------------------------------------
   (3)  Undistributed Net Investment Income   . . . . . . . . . . . .          $   125,491          $     118,075
------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


                                                                               Year Ended October 31,
                                                                ---------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995      1994       1993       1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . .            $14.55    $14.95     $12.37     $12.79    $  9.72
                                                                 ------    ------     ------     ------    --------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . .               .44       .44        .37        .49        .58
   Net Realized and Unrealized Gain
      on Investments  . . . . . . . . . . . . . . . .              1.86       .42       2.98        .50       3.55
                                                                 ------    ------     ------     ------    --------
        TOTAL FROM INVESTMENT OPERATIONS    . . . . .              2.30       .86       3.35        .99       4.13
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . . . .              (.44)     (.37)      (.39)      (.57)      (.74)
   Distributions from Realized Capital Gains  . . . .              (.86)     (.89)      (.38)      (.84)      (.32)
                                                                 ------    ------     ------     ------    --------
        TOTAL DISTRIBUTIONS   . . . . . . . . . . . .             (1.30)    (1.26)      (.77)     (1.41)     (1.06)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . .            $15.55    $14.55     $14.95     $12.37     $12.79
===================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . .           +17.80%    +6.35%    +28.29%     +9.30%    +44.69%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . .           $13,008   $11,406    $10,537     $8,250     $7,859
Ratio of Expenses to Average Net Assets . . . . . . .             .45%+      .45%       .40%       .26%       .30%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . . . .             3.01%     3.11%      2.68%      3.89%      4.84%
Portfolio Turnover Rate . . . . . . . . . . . . . . .               32%       34%        25%        32%        36%
-------------------------------------------------------------------------------------------------------------------

+ Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .43% after including these reductions. See Note C.

                         NOTES TO FINANCIAL STATEMENTS


Vanguard/Windsor Fund is a Portfolio of the Vanguard/Windsor Funds, which are comprised of two independent Portfolios, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over sixty days to maturity, are valued utilizing the latest quoted bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

4. OTHER: Security transactions are accounted foron the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

B. Under the terms of a contract which expires May 31, 1996, the Fund pays Wellington Management Company a basic advisory fee calculated at an annual percentage rate of average net assets. The basic fee thus computed is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500 Stock Index. For the year ended October 31, 1995, the investment advisory fee represented an effective annual rate of .16 of 1% of Fund average net assets before an increase of $7,752,000 (.06 of 1%) based on performance.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1995, the Fund had contributed capital of $1,662,000 to Vanguard (included in Other Assets), representing 8.3% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

Vanguard has requested the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate or credit to the Fund a portion of the commissions generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. For the year ended October 31, 1995, directed brokerage arrangements reduced the Fund's expenses by $2,576,000 (.02 of 1% of average net assets).

D. During the year ended October 31, 1995, the Fund made purchases of $3,418,052,000 and sales of $4,491,846,000 of investment securities other than U.S. Government securities and temporary cash investments. Purchases and sales of U.S. Government securities were $58,375,000 and $1,126,425,000, respectively.

At October 31, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $1,416,046,000, of which $1,951,883,000 related to appreciated securities and $535,837,000 related to depreciated securities.

E. The market value of securities on loan to broker/dealers at October 31, 1995, was $52,662,000, for which the Fund had received cash collateral of $57,116,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Vanguard/Windsor Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Windsor Fund (the "Fund") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
November 30, 1995

                            SPECIAL TAX INFORMATION


                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                           FOR VANGUARD/WINDSOR FUND

Corporate shareholders should note that for the fiscal year ended October 31, 1995, 58.5% of the investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS


JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                    IAN A. MACKINNON
Senior Vice President                  Senior Vice President
Information Technology                 Fixed Income Group

JEREMY G. DUFFIELD                     F. WILLIAM MCNABB III
Senior Vice President                  Senior Vice President
Planning & Development                 Institutional

JAMES H. GATELY                        RALPH K. PACKARD
Senior Vice President                  Senior Vice President
Individual Investor Group              Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
  Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio

                                  INDEX FUNDS
Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Value Portfolio
  Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
  Total Bond Market Portfolio
  Short-Term Bond Portfolio
  Intermediate-Term Bond Portfolio
  Long-Term Bond Portfolio

Vanguard International Equity
  Index Fund
  European Portfolio
  Pacific Portfolio
  Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                           [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q220-10/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet decimated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

[PHOTO]

                                  WINDSOR FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appear at the top of pages one through four.

A line chart of the Indexed Value (Standard & Poor's Value Index, and Standard & Poor's Growth Index) of Vanguard/Windsor Fund for the fiscal years 1991 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between Vanguard/Windsor Fund, Standard & Poor's 500 Index and Average Value Fund, average Annual Total Returns for the period October 31, 1985, to October 31, 1995 appears at the top of page three.

A running head featuring an hour glass, compass & telescope, and battleships in the background appears at the top of page five.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages six & seven.

A running head featuring a cannon and battleships in the background appears at the top of pages eight through ten.

A running head featuring open log book, pen and battleships in the background appears at the top of pages eleven through eighteen.

A running head featuring an hour glass, compass & telescope, and battleships in the background appears at the top of page nineteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page 20.

A running head featuring birds flying and ship in the background appears at the top of the inside back cover.

[VANGUARD WINDSOR II LOGO]


ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard/Windsor II and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 5]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                         /s/ JOHN C. BOGLE


VANGUARD/WINDSOR II SEEKS HIGH CURRENT INCOME AND RELATIVELY LOW VOLATILITY AND HAS THE POTENTIAL FOR REASONABLE CAPITAL GROWTH. THE FUND EMPHASIZES COMMON STOCKS FROM LARGE, WELL-ESTABLISHED, HIGH-QUALITY U.S. CORPORATIONS THAT OFFER ABOVE-AVERAGE DIVIDEND YIELDS AND ARE BELIEVED TO HAVE RELATIVELY ATTRACTIVE LONG-TERM INVESTMENT VALUE.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

During the twelve months ended October 31, 1995, our tenth full fiscal year, Windsor II enjoyed a solid total return of +23.1%. While it was a year in which blue-chip growth stocks rather than value stocks led the market upward, the Fund substantially outpaced its value-oriented peers.

         The table that follows compares the Fund's total return (capital change plus income) for the year with the return of the unmanaged Standard & Poor's 500 Composite Stock Price Index--dominated by blue-chip stocks--and the average value (growth and income) mutual fund, which better reflects the investment philosophy of Windsor II.



------------------------------------------------------
                                        TOTAL RETURN
                                     -----------------
                                     FISCAL YEAR ENDED
                                      OCTOBER 31, 1995
------------------------------------------------------
VANGUARD/WINDSOR II                        +23.1%
------------------------------------------------------
AVERAGE VALUE FUND                         +20.7%
STANDARD & POOR'S 500 STOCK INDEX          +26.4
------------------------------------------------------

The Fund's return is based on net asset values of $17.33 per share on October 31, 1994, and $20.06 on October 31, 1995, with the latter figure adjusted to take into account the reinvestment of two semi-annual dividends totaling $.55 per share from net investment income and a December 1994 distribution of $.47 per share from net realized capital gains. Net capital gains realized during 1995, presently estimated at $.69 per share, will be distributed in December, along with our semi-annual dividend.

THE FISCAL YEAR IN REVIEW

The great bull market in stocks during our fiscal year began in mid-December 1994 and has continued quite dramatically since then. The pace of this gain was virtually uninterrupted, and the dimension, if not unprecedented, was extraordinary, delighting the bulls even as it astonished the bears.

         There were many opinions as to the source of the strength in the stock market. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) a sharp decline in long-term interest rates, with the yield on the U.S. Treasury bond falling from 8.1% to 6.2%, engendering a +26% price increase; (3) the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board; (4) a softening in U.S. economic growth, resulting in continued optimism about the outlook for inflation; and (5) a hint of speculative fever in the equity marketplace.

         The rise in corporate profits was particularly striking. It is estimated that operating earnings for the companies in the Standard & Poor's 500 Index will increase about +15% in 1995, after rising +16% during 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%. The result of this subdued dividend growth in the face of sharply higher stock prices was a decline in the yield on the Index to 2.3%, the lowest level on record. As we enter our 1996 fiscal year, this is surely a sobering statistic.

         Just as 1992 and 1993 were excellent years for value stocks (usually those with above-average yields and below-average market price-to-book values), so 1994 and 1995 were excellent years for growth stocks (those with lower yields and higher rates of earnings growth). The chart on page 2 reflects some of the characteristic oscillations between these two basic stock types. Nonetheless, for the full five-year period, the returns for these two groups of stocks were virtually identical: +17.2% for the Value Index and +17.1% for the Growth Index--the two components of the Standard & Poor's 500 Index. I should note that both of these returns are far above the long-term average annual return (since 1926) of +10.6% for stocks as a group, yet another cautionary signal.

         As I noted one year ago, the idea that the returns of value stocks and growth stocks will fluctuate from year to year but tend to converge over time is hardly surprising, given the ebb and flow of the enthusiasms of the marketplace. My conclusion then, as it is now, was that wise investors should stick to their objectives rather than attempt to guess

[FIGURE 6]

whether growth stocks or value stocks will win the subsequent year's quest for dominance. A combination of the two styles in relatively stable proportions, of course, is also an acceptable strategy.

WINDSOR II IN FISCAL 1995

The Standard & Poor's 500 Index enjoyed an extraordinary year; so did Windsor II, but not quite as extraordinary. The edge achieved by the Index lies simply in the fact that it includes both growth stocks and value stocks. For example, the Index weighting in the income-oriented financial group is 12%, less than one-half of the Fund's 25% weighting. On the other hand, the Index has a 20% weighting in the low-yielding technology and health-care groups, almost double the Fund's combined weighting of 12%.

         The financial sector provided a strong +35% gain for the year, well ahead of the Standard & Poor's 500 Index, and our particular selections of individual bank and insurance stocks registered even larger gains. Both of these distinctions provided a major enhancement to our return. However, with technology stocks strongly leading the market (total return of +49%), our underweighting in this group was a major negative factor. Our large commitment to the energy group (15% of our assets versus 10% for the Index) was also relatively costly, as this group's market-lagging return was but +10%.

         While this combination of factors held the Fund's return short of that of the Index, we enjoyed a solid positive advantage in performance (+23.1% versus +20.7%) over our peer group of value-oriented funds. On average, our peers held a lower weighting (16%) than ours in the strong financial group, but held a larger position (19%)--albeit below that of the Index--in the technology and health-care stocks. Their market-like weighting (8% of assets) in the energy group was approximately one-half our concentration. On balance, these latter two factors helped our peers, but not sufficiently to offset Windsor II's other advantages.

         I am pleased to report that all four of the advisers which now comprise our multi-manager structure outpaced the value fund objective group. Three earned solid positive margins over our peers. The fourth, Tukman Capital Management, earned extraordinary returns for the second consecutive year. (You may recall that Tukman follows a strategy of holding a small and concentrated number of equities, including some growth-oriented issues.) The share of our assets supervised by each of our portfolio managers is presented in this table:

------------------------------------------------------------------------
                                            TOTAL NET ASSETS
                                 ---------------------------------------
                                 MILLIONS                     PERCENTAGE
------------------------------------------------------------------------
BARROW, HANLEY, MEWHINNEY
 & STRAUSS, INC.                  $ 6,838                         67%
EQUINOX CAPITAL MANAGEMENT            935                          9
TUKMAN CAPITAL MANAGEMENT           1,030                         10
VANGUARD CORE MANAGEMENT              712                          7
CASH RESERVE                          757                          7
------------------------------------------------------------------------
TOTAL                             $10,272                        100%
------------------------------------------------------------------------

These percentages remained relatively stable during the year. Given our satisfaction with each adviser's performance, no major changes in allocations are contemplated for the foreseeable future.

[FIGURE 7]

      Average Annual Total Returns--Periods Ended October 31, 1995
-------------------------------------------------------------------------
                                     1 Year        5 Years       10 Years
-------------------------------------------------------------------------
VANGUARD/WINDSOR II                   +23.08%      +18.24%       +14.64%
AVERAGE VALUE FUND                    +20.74       +15.95        +13.17
STANDARD & POOR'S 500 INDEX           +26.41       +17.19        +15.42

A LONGER-TERM PERSPECTIVE

At the tenth anniversary of Windsor II, it seems particularly appropriate to review our ten-year record beginning on October 31, 1985. The chart above and the table that follows present the results of an assumed initial investment of $10,000 in the Fund, the average value fund, and the Standard & Poor's 500
Index:


-------------------------------------------------------------------------
                                               TOTAL RETURN
                                   --------------------------------------
                                           OCTOBER 31, 1985, TO
                                             OCTOBER 31, 1995
-------------------------------------------------------------------------
                                                             FINAL VALUE
                                   ANNUALIZED                 OF INITIAL
                                      TOTAL                   INVESTMENT
                                     RETURN                   OF $10,000
-------------------------------------------------------------------------
VANGUARD/WINDSOR II                   +14.6%                     $39,217
-------------------------------------------------------------------------
AVERAGE VALUE FUND                    +13.2%                     $34,446
STANDARD & POOR'S 500 INDEX           +15.4                       41,976
-------------------------------------------------------------------------

The chart reflects both ups and downs in the stock market, and there is no assurance that the ever-unpredictable markets of the future will provide better or worse returns than those presented. Indeed, during the decade, the total return on stocks was well above the long-term norm of +10.6% for the Standard & Poor's 500 Index.

         The solid margin we enjoyed over our peers is extremely meaningful when achieved over a full decade. Indeed, the $39,217 final value of the initial $10,000 invested in Windsor II exceeded the comparable figure for the value fund group by $4,771, equivalent to nearly 50% of the initial investment. This large difference shows the substantial incremental asset growth that can result from a combination of excellent portfolio management and compound interest.

         It should go without saying that the Standard & Poor's 500 Index was a tough competitor during the past decade, both for Windsor II and for its peer group of mutual funds. The Index, as you know, is a theoretical construct, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that must be borne--to one extent or another--in the real world in which mutual funds operate. What's more, the record of the Index during the past decade happened to marginally favor growth stocks over value stocks, making the period a bit tougher than usual for value-driven funds such as Windsor II.

WINDSOR II AND WINDSOR FUND

Finally, a word about Windsor II and Windsor Fund, its "Vanguard value" cousin. Veteran shareholders will recall that in mid-1985, Windsor Fund was closed to new investors. We did so in order to protect Windsor's shareholders against burgeoning cash flows that may well have driven its assets to levels at which its strategies could no longer be effectively implemented. Vanguard then elected to form a new fund with a similar value orientation, albeit with a new portfolio manager so as to avoid having additional responsibilities imposed on Windsor Fund's outstanding manager, John B. Neff.

         We made it clear at the time that Barrow, Hanley, Mewhinney & Strauss, the adviser we selected, was completely unaffiliated with Wellington Management Company and Mr. Neff, and would operate with different strategies (although with the same value orientation). Nonetheless, as a result of our decision to close Windsor and offer Windsor II, investors flocked to the new Fund, presumably as the best Vanguard option then available. The initial offering of Windsor II received considerable attention in the marketplace, as it has ever since, and the Fund's assets currently total $10.3 billion.

         In our 1990 Annual Report, with the completion of Windsor II's first five years, I felt obliged to present to shareholders a performance comparison of Windsor II and Windsor Fund during that period. As it happened, this period was to include one of Windsor Fund's rare "dry spells," and Windsor II in fact provided the higher five-year return. Now, five years later, as Windsor II celebrates its tenth anniversary, it seems only appropriate to update that comparison. Since our inception, Windsor II's annual rate of return has been +14.1%, a hair ahead of the +13.7% return achieved by Windsor Fund. (Our return differs slightly from that shown in our ten-year chart, since Windsor II began operations on June 24, 1985, in advance of its fiscal year end on October 31.)

         I believe that Windsor II has lived up to our own high initial expectations and has delivered more-than-satisfactory results to shareholders during its first decade. I also believe that Windsor II has "won its spurs" and earned the right to stand on its own. So, we will no longer focus on the relative records of the "two Windsors" but will rely solely on the Standard & Poor's 500 Index and our peer group of value funds for the comparisons we regularly present. They are both fair--and demanding--standards.

IN SUMMARY

The basic objectives and strategies of Windsor II remain intact. We are committed to equity investing as our long-term focus. We also remain committed to a value-driven approach to stock selection, emphasizing equities with reasonable yields rather than those that may have greater potential for long-term growth, but usually carrying higher price/earnings ratios. While the balance was tipped toward growth stocks in 1995--and indeed, by a slight margin, over the past decade--I am confident that the day for value will reappear, and that the Fund will continue to provide above-average returns relative to our peers.

         That said, let me be clear that no mutual fund can eliminate the risks of participation in the financial markets today. As I noted earlier, given the relatively high returns of stocks that we have enjoyed during the past decade, the risks of investing have evidently increased. And yet, perhaps the biggest long-term risks to investors are: (1) failing to invest in the financial markets at all; and (2) following an erratic and ever-changing course. In my Annual Report a year ago, I urged you, rather, to "stay the course," maintaining your Windsor II investment as part of a balanced portfolio of stock funds, bond funds, and money market funds suitable to your own objectives. It proved wise counsel then; I reiterate it today.

Sincerely,


/s/ JOHN C. BOGLE
---------------------
John C. Bogle
Chairman of the Board                                         November 14, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.

             REPORT FROM BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

While fiscal year 1995 was a period of dramatic returns, we were disappointed to have lagged the S&P 500, as did most value funds. A very significant portion of the Index return was generated by the technology sector, which posted a +49% gain. As you might suspect, we had modest holdings in this area, as it tends to have characteristics that we eschew--weighted average price/earnings ratio of 25 times, price/book value ratio of 5.4 times, and 0.5% current yield. In retrospect, however, we wish we had owned them.

         While recent economic reports look robust, we do not necessarily view this as a good omen for the holiday season. Previous spurts in durable goods purchases have likely robbed demand from the fourth quarter. Auto leases, so popular currently, should be viewed as installment purchases. The consumer is rather extended versus his disposable income and his credit cards are near their limit. Delinquencies are picking up, and the expected year-end cut in interest rates by the Federal Reserve will be too little, too late, making the holiday season difficult and quite price sensitive. Robust growth in jobs and a fall in the unemployment rate would be welcome economic news.

         The world news is unsettling, with problems in the Balkans, the Middle East, Japan, Canada, and Mexico. These have not seemed to affect either the U.S. economy or the domestic securities markets. The conflict between Republicans and Democrats over the Budget Resolution Bill and the threat of not extending the debit limit will probably end with lots of burnt midnight oil and closed-door meetings on the assumed inflation rate included in the cost of living adjustment.

MARKET PERSPECTIVE

In our last letter to shareholders, we talked about the market having to climb a wall of worry in 1995, and climb it did. Improvement in interest rates has helped equities go to new highs. Investor sentiment has shifted to positive. This powerful climb has been led by very impressive returns in the technology sector. We do not remember many groups posting such large gains in a twelve-month period. That trend seems to have stopped and is probably in the early stage of a correction. With the very definition of technology stocks being rapid obsolescence and high reinvestment requirements, we are usually quite cautious about investing there.

PORTFOLIO COMMENTS

Although your Fund has modest liquidity reserves, in very strong markets even the smallest of non-equity holdings causes a noticeable drag on portfolio results. We are sorry for the penalty but pleased by the dramatic return. We are comfortable with the concentration of holdings in the financial sector; however, we have not added to this area and have actually "taken some money off the table" as the stocks moved up. The Fund's holdings in consumer staples, significantly health care, have the ability to perform well fundamentally, even in a sluggish consumer environment.

         Our lower-than-average utility commitment reflects concern about competition, regulation, and slow demand. While this group could do well defensively, we feel that prices on individual issues do not reflect the fundamentals. While this is a seemingly contrary opinion, we feel that energy stocks, particularly those with modest chemical commitments, could prove successful in the coming months, and for this reason we are relatively overexposed to this area. In general, we are comfortable with the long-term potential of Windsor II's holdings.

Respectfully,

Barrow, Hanley, Mewhinney & Strauss, Inc.

November 8, 1995

                         TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in Vanguard/Windsor II since inception through October 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

-------------------------------------------------------------------------------------------------------------------
PERIOD                              PER SHARE DATA                                 TOTAL INVESTMENT RETURN*
-------------------------------------------------------------------------------------------------------------------
                                                                                   Windsor  II
                                                      Value with Income   -----------------------------    S&P 500
Year Ended     Net Asset Capital Gains       Income Dividends & Capital   Capital     Income      Total      Total
December 31        Value Distributions    Dividends    Gains Reinvested    Return     Return     Return     Return
-------------------------------------------------------------------------------------------------------------------
INITIAL (6/85)    $10.00            --           --              $10.00        --         --         --        --
-------------------------------------------------------------------------------------------------------------------
1985               10.99            --         $.11               11.11     + 9.9%      +1.2%     +11.1%    +14.1%
-------------------------------------------------------------------------------------------------------------------
1986               12.39          $.52          .43               13.49     +17.4       +4.0      +21.4     +18.6
-------------------------------------------------------------------------------------------------------------------
1987               10.75           .80          .61               13.20     - 6.8       +4.7      - 2.1     + 5.2
-------------------------------------------------------------------------------------------------------------------
1988               12.81            --          .57               16.47     +19.2       +5.5      +24.7     +16.5
-------------------------------------------------------------------------------------------------------------------
1989               14.96           .61          .74               21.05     +21.7       +6.1      +27.8     +31.6
-------------------------------------------------------------------------------------------------------------------
1990               12.46           .28          .73               18.95     -14.8       +4.8      -10.0     - 3.1
-------------------------------------------------------------------------------------------------------------------
1991               14.89           .44          .61               24.38     +23.4       +5.3      +28.7     +30.4
-------------------------------------------------------------------------------------------------------------------
1992               15.91           .22          .52               27.31     + 8.3       +3.7      +12.0     + 7.6
-------------------------------------------------------------------------------------------------------------------
1993               17.04           .50          .51               31.02     +10.3       +3.3      +13.6     +10.1
-------------------------------------------------------------------------------------------------------------------
1994               15.82           .47          .55               30.66     - 4.4       +3.2      - 1.2     + 1.3
-------------------------------------------------------------------------------------------------------------------
1995 (10/31)       20.06            --          .20               39.29     +26.8       +1.4      +28.2     +29.3
-------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                         +292.9%   +327.4%
-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                       +14.1%    +15.1%
-------------------------------------------------------------------------------------------------------------------

* Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.


AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                                        10 YEARS
                                                                             -------------------------------
                                      INCEPTION                               TOTAL      CAPITAL      INCOME
                                        DATE        1 YEAR      5 YEARS      RETURN       RETURN      RETURN
                                      ---------     ------      -------      ------      -------      ------
VANGUARD/WINDSOR II                    6/24/85      +28.31%     +18.29%      +15.38%     +10.94%      +4.44%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                            STATEMENT OF NET ASSETS


                                                            FINANCIAL STATEMENTS
                                                                October 31, 1995


                                                                        Market
                                                                         Value
                                               Shares                   (000)+
------------------------------------------------------------------------------
COMMON STOCKS (92.5%)
------------------------------------------------------------------------------
BASIC MATERIALS (3.7%)
   Bowater, Inc.                               55,900           $        2,474
   Champion International Corp.                60,100                    3,215
   Dow Chemical Co.                           609,300                   41,813
   E.I. du Pont de Nemours & Co.              152,100                    9,487
   Eastman Chemical                         2,333,300                  138,831
*  FMC Corp.                                   53,400                    3,825
   Georgia Gulf Corp.                          20,000                      663
   Georgia-Pacific Corp.                       85,300                    7,037
   The BF Goodrich Co.                        736,500                   48,517
   Great Lakes Chemical Corp.                 345,000                   23,158
   IMC Global Inc.                             29,700                    2,079
   International Paper Co.                  1,045,000                   38,665
*  LTV Corp.                                  167,500                    2,345
   Phelps Dodge Corp.                          41,900                    2,655
   Rayonier Inc.                                8,200                      308
   Stone Container Corp.                        1,800                       30
   Union Carbide Corp.                         64,900                    2,458
   Witco Chemical Corp.                     1,793,900                   50,678
                                                                   -----------
         GROUP TOTAL                                                   378,238
                                                                   -----------
------------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (5.6%)
   Caterpillar, Inc.                           49,700                    2,789
   Cummins Engine Co., Inc.                    41,000                    1,440
   Deere & Co.                                 37,400                    3,343
   GATX Corp.                                  38,900                    1,848
   General Electric Co.                     1,256,000                   79,442
   Honeywell, Inc.                          2,386,200                  100,220
   Johnson Controls, Inc.                      39,000                    2,272
   Parker Hannifin Corp.                       88,200                    2,977
   Raytheon Co.                             4,824,200                  210,456
   Rockwell International Corp.               125,900                    5,603
   TRW, Inc.                                   63,300                    4,162
   Tecumseh Products Co. Class A               47,100                    2,214
   The Timkin Co.                              43,200                    1,739
   United Technologies Corp.                   78,800                    6,994
   WMX Technologies Inc.                      172,700                    4,857
   Westinghouse Electric Corp.             10,338,400                  146,030
                                                                   -----------
         GROUP TOTAL                                                   576,386
                                                                   -----------
------------------------------------------------------------------------------
CONSUMER CYCLICAL (11.7%)
   Armstrong World Industries Inc.                700                       42
   Brunswick Corp.                          4,683,000                   91,319
   Capital Cities/ABC, Inc.                 1,025,900                  121,697
   Dana Corp.                                 109,500                    2,806
   Dayton-Hudson Corp.                          4,000                      275
   Dillard Department Stores Class A          135,500                    3,675
   R.R. Donnelley & Sons Co.                  109,400                    3,993
   The Dun & Bradstreet Corp.                 895,700                   53,518
   Eastman Kodak Co.                        3,525,100                  220,759
   Eaton Corp.                                 33,100                    1,696
   Ford Motor Co.                           7,087,700                  203,771
   Gannett Co., Inc.                        1,783,100                   96,956
   General Motors Corp.                     2,289,000                  100,144
   Kmart Corp.                              9,394,800                   76,333
   Knight-Ridder, Inc.                         17,000                      944
   May Department Stores Co.                  735,900                   28,884
   Maytag Corp.                               178,200                    3,386
*  Navistar International Corp.               126,800                    1,300
   J.C. Penney Co., Inc.                    3,701,800                  155,938
*  Price/Costco Inc.                           88,000                    1,496
   Sears, Roebuck & Co.                       975,100                   33,153
   Tandy Corp.                                 27,700                    1,368
   Washington Post Co. Class B                  7,600                    2,204
   Wendy's International, Inc.                  2,100                       42
                                                                   -----------
         GROUP TOTAL                                                 1,205,699
                                                                   -----------
------------------------------------------------------------------------------
CONSUMER STAPLES (9.6%)
   American Stores Co.                        200,800                    5,999
(1)Anheuser-Busch Co., Inc.                 5,289,600                  349,114
   Archer-Daniels-Midland Co.                 292,405                    4,715
   Brown-Forman Corp. Class B                  55,600                    2,120
   Campbell Soup Co.                           38,000                    1,990
   Great Atlantic & Pacific
     Tea Co., Inc.                             54,100                    1,096
   H.J. Heinz Co.                           1,719,000                   79,934
   Hormel Foods Corp.                          39,700                      913
   IBP, Inc.                                   42,200                    2,527
   Kellogg Co.                                367,300                   26,537
   PepsiCo, Inc.                            1,001,000                   52,803
(1)Philip Morris Cos., Inc.                 2,988,500                  252,528
   RJR Nabisco Holdings Corp.               5,926,220                  182,231
   Sara Lee Corp.                             815,600                   23,958
*  Vons Cos., Inc.                             95,400                    2,421
                                                                   -----------
         GROUP TOTAL                                                   988,886
                                                                   -----------
------------------------------------------------------------------------------
ENERGY (14.5%)
   Amoco Corp.                              2,535,100                  161,929
   Atlantic Richfield Co.                      62,300                    6,650
   Chevron Corp.                              650,000                   30,387
   Coastal Corp.                               82,500                    2,671
   Dresser Industries, Inc.                 7,298,800                  151,450
(1)Exxon Corp.                              3,010,900                  229,957
   Halliburton Co.                             70,900                    2,942
   Mobil Corp.                                442,700                   44,602
   Occidental Petroleum Corp.                 294,800                    6,338
   Panhandle Eastern Corp.                  5,839,518                  147,448
   Phillips Petroleum Co.                   6,259,000                  201,853
   Royal Dutch Petroleum Co. ADR              275,400                   33,840
   Schlumberger Ltd.                        3,166,900                  197,139
   Texaco Inc.                              2,678,000                  182,439
   USX-Marathon Group                       4,882,500                   86,664
                                                                   -----------
         GROUP TOTAL                                                 1,486,309
                                                                   -----------
------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
            (continued)

                                                                        Market
                                                                         Value
                                               Shares                   (000)+
------------------------------------------------------------------------------
FINANCIAL (24.9%)
   AT&T Capital Corp.                          56,100           $        2,244
   Aetna Life & Casualty Co.                1,427,100                  100,432
   H.F. Ahmanson & Co.                         82,800                    2,070
(1)Allstate Corp.                           6,503,322                  238,997
(1)American Express Co.                     5,444,608                  221,187
   American General Corp.                      66,100                    2,173
   American International
     Group, Inc.                              999,825                   84,360
   Aon Corp.                                2,307,650                   94,902
   Banc One Corp.                           1,132,800                   38,232
   BankAmerica Corp.                        3,826,183                  220,006
   Bank of Boston Corp.                       188,840                    8,403
   The Bank of New York Co., Inc.             149,400                    6,275
   Bear Stearns Co., Inc.                     155,500                    3,090
   CIGNA Corp.                                 56,900                    5,640
*  CNA Financial Corp.                         19,400                    2,212
(1)The Chase Manhattan Corp.                5,309,281                  302,629
(1)Chemical Banking Corp.                   5,321,516                  302,661
   The Chubb Corp.                             22,000                    1,977
   Citicorp                                    95,000                    6,163
   CoreStates Financial Corp.                 130,685                    4,754
   Dean Witter Discover & Co.                  51,100                    2,542
   A.G. Edwards & Sons, Inc.                  130,600                    3,330
   Exel Ltd.                                2,113,000                  113,046
   Federal National Mortgage Assn.          1,062,400                  111,419
   First Chicago Corp.                      3,040,389                  206,366
   First Tennessee National Corp.              71,300                    3,815
   Fleet Financial Group, Inc.                138,300                    5,359
   GEICO Corp.                              1,438,300                   99,243
   Household International, Inc.               34,220                    1,925
   Leucadia National Corp.                      4,400                      242
   Merrill Lynch & Co., Inc.                   70,600                    3,918
   Midlantic Corp.                             47,100                    2,496
   NationsBank, Inc.                          115,100                    7,568
   Old Republic International Corp.            70,200                    2,009
   PNC Bank Corp.                           5,871,700                  154,132
   PaineWebber Group, Inc.                    241,750                    5,318
   Republic New York Corp.                     45,700                    2,679
   St. Paul Cos., Inc.                         81,100                    4,116
   Star Banc Corp.                             34,800                    1,927
*  Transport Holdings, Inc. Class A              346                        14
   Travelers Group Inc.                     3,581,437                  180,862
   Union Bank of San Francisco                 23,466                    1,173
                                                                   -----------
         GROUP TOTAL                                                 2,561,906
                                                                   -----------
------------------------------------------------------------------------------
HEALTH CARE (9.2%)
   Allergan, Inc.                           2,383,550                   70,017
(1)American Home Products Corp.             3,030,000                  268,534
   Bausch & Lomb, Inc.                         42,600                    1,475
   Baxter International, Inc.                 175,300                    6,771
   Beckman Instruments                         28,300                      937
   Becton, Dickinson & Co.                     67,300                    4,375
   Bergen Brunswig Corp. Class A               84,200                    1,747
(1)Bristol-Myers Squibb Co.                 2,896,800                  220,881
   Johnson & Johnson                          512,100                   41,736
   Eli Lilly & Co.                          1,577,800                  152,455
   Warner-Lambert Co.                       1,999,900                  170,241
                                                                   -----------
         GROUP TOTAL                                                   939,169
                                                                   -----------
------------------------------------------------------------------------------
TECHNOLOGY (3.0%)
   Apple Computer, Inc.                     1,663,200                   60,291
   Harris Corp.                                26,900                    1,564
   Intel Corp.                                579,000                   40,458
   International Business
     Machines Corp.                           140,900                   13,703
*  Read-Right Corp.                            28,000                      977
*  Seagate Technology                          82,800                    3,705
   Tektronix, Inc.                             27,500                    1,629
   Xerox Corp.                              1,408,807                  182,793
                                                                   -----------
         GROUP TOTAL                                                   305,120
                                                                   -----------
------------------------------------------------------------------------------
TRANSPORT & SERVICES (.5%)
*  AMR Corp.                                   48,600                    3,208
   CSX Corp.                                  536,900                   44,965
   Norfolk Southern Corp.                      21,900                    1,692
*  Northwest Airlines Corp. Class A            77,500                    3,110
   Ryder System, Inc.                           1,700                       41
                                                                   -----------
         GROUP TOTAL                                                    53,016
                                                                   -----------
------------------------------------------------------------------------------
UTILITIES (9.0%)
   AT&T Corp.                               2,275,000                  145,600
   American Water Works Co., Inc.              29,000                      924
   Ameritech Corp.                             73,000                    3,942
   Bell Atlantic Corp.                         29,800                    1,896
   BellSouth Corp.                             33,800                    2,586
   Boston Edison Co.                           77,200                    2,113
   CMS Energy Corp.                           138,600                    3,829
   Centerior Energy Corp.                   3,046,800                   30,468
   Consolidated Edison Co. of
     New York, Inc.                            99,500                    3,022
   Detroit Edison Co.                          78,900                    2,663
(1)Entergy Corp.                            8,941,100                  254,821
   FPL Group, Inc.                             10,500                      440
   Frontier Corp.                              65,900                    1,779
   GTE Corp.                                  220,800                    9,108
   General Public Utilities Corp.             636,200                   19,881
   Long Island Lighting Co.                    81,700                    1,389
   MCI Communications Corp.                 1,727,600                   42,974
   New York State Electric & Gas Corp.         63,500                    1,603
   Niagara Mohawk Power Corp.                  92,400                      993
   Northeast Utilities                         49,500                    1,225
   Northern States Power Co.                   32,400                    1,531
   NYNEX Corp.                                132,300                    6,218

                                                                        Market
                                                                         Value
                                               Shares                   (000)+
------------------------------------------------------------------------------
   Ohio Edison Co.                            147,300                $   3,369
   Oklahoma Gas & Electric Co.                 50,000                    2,000
   Pacific Enterprises                         11,900                      295
   Pacific Gas & Electric Co.                 210,000                    6,169
   Pacific Telesis Group                    5,761,700                  175,012
   Portland General Electric Co.              132,900                    3,605
   Public Service Enterprise Group Inc.        95,900                    2,817
   SBC Communications Inc.                     68,000                    3,800
   SCEcorp                                    264,600                    4,498
   Southern New England
     Telecommunications Corp.                 143,000                    5,166
   Sprint Corp.                               151,300                    5,825
   Unicom Corp.                             4,208,900                  137,841
   U S WEST, Inc.                             824,000                   39,243
   Utilicorp United, Inc.                       9,400                      271
                                                                   -----------
         GROUP TOTAL                                                   928,916
                                                                   -----------
------------------------------------------------------------------------------
MISCELLANEOUS (.8%)
   AlliedSignal Inc.                            9,100                      387
   The Dial Corp.                              62,200                    1,516
   ITT Corp.                                   31,000                    3,798
   McKesson Corp.                              41,000                    1,958
   Minnesota Mining & Manufacturing Co.       519,000                   29,518
   Ogden Corp.                                116,300                    2,646
   Tenneco, Inc.                              860,000                   37,733
   Textron, Inc.                               51,600                    3,548
                                                                   -----------
         GROUP TOTAL                                                    81,104
                                                                   -----------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $7,422,137 )                                                9,504,749
------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (.1%)
------------------------------------------------------------------------------
RJR Nabisco Class C $.6012
   (Cost $11,376)                           1,770,700                   10,846
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.0%)
------------------------------------------------------------------------------

                                                 Face
                                               Amount
                                                (000)
                                         ------------
U.S. TREASURY BILL--Note E
   5.40%, 12/21/95                       $        600                      596
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account 5.89%, 11/1/95              717,714                  717,714
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $718,310)                                                     718,310
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
   (Cost $8,151,823)                                                10,233,905
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.4%)
------------------------------------------------------------------------------
  Other Assets--Notes C and F                                          105,997
  Liabilities--Note F                                                  (67,737)
                                                                   -----------
                                                                        38,260
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
 Applicable to 511,973,797 outstanding
   $.01 par value shares
   (authorized 600,000,000 shares)                                 $10,272,165
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                               $20.06
==============================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
(1)Ten largest common stock investments representing 25.7% of net assets.



------------------------------------------------------------------------------
AT OCTOBER 31, 1995, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                               Amount                      Per
                                                (000)                    Share
                                         ------------                   ------
Paid in Capital                          $  7,698,742                   $15.03
Undistributed Net Investment Income           139,405                      .27
Accumulated Net Realized Gains                351,956                      .69
Unrealized Appreciation
   of Investments--Note E                   2,082,062                     4.07
------------------------------------------------------------------------------
NET ASSETS                                $10,272,165                   $20.06
------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                                                         Year Ended
                                                                                                   October 31, 1995
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends . . . . . . . . . . . . . . . . . . . . . . . . .                                      $   290,221
      Interest  . . . . . . . . . . . . . . . . . . . . . . . . .                                           39,666
-------------------------------------------------------------------------------------------------------------------
              Total Income  . . . . . . . . . . . . . . . . . . .                                          329,887
-------------------------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fees--Note B
        Basic Fees  . . . . . . . . . . . . . . . . . . . . . . .                   $12,380
        Performance Adjustments   . . . . . . . . . . . . . . . .                        86                 12,466
                                                                                    -------
      The Vanguard Group--Note C
        Management and Administrative   . . . . . . . . . . . . .                    20,622
        Marketing and Distribution  . . . . . . . . . . . . . . .                     1,622                 22,244
                                                                                    -------
      Taxes (other than income taxes) . . . . . . . . . . . . . .                                              727
      Custodians' Fees  . . . . . . . . . . . . . . . . . . . . .                                               62
      Auditing Fees . . . . . . . . . . . . . . . . . . . . . . .                                               17
      Shareholders' Reports . . . . . . . . . . . . . . . . . . .                                              298
      Annual Meeting and Proxy Costs  . . . . . . . . . . . . . .                                               90
      Directors' Fees and Expenses  . . . . . . . . . . . . . . .                                               34
-------------------------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . . . . .                                           35,938
              Expenses Paid Indirectly--Note C  . . . . . . . . .                                             (667)
-------------------------------------------------------------------------------------------------------------------
                 Net Expenses . . . . . . . . . . . . . . . . . .                                           35,271
-------------------------------------------------------------------------------------------------------------------
                 Net Investment Income  . . . . . . . . . . . . .                                          294,616
-------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
      Investment Securities Sold  . . . . . . . . . . . . . . . .                                          353,712
      Futures Contracts . . . . . . . . . . . . . . . . . . . . .                                              488
-------------------------------------------------------------------------------------------------------------------
                 Realized Net Gain  . . . . . . . . . . . . . . .                                          354,200
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities . . . . . . . . . . . . . . . . . . .                                        1,244,407
      Futures Contracts                                                                                       (375)
-------------------------------------------------------------------------------------------------------------------
                 Change in Unrealized Appreciation (Depreciation)                                        1,244,032
-------------------------------------------------------------------------------------------------------------------
                 Net Increase in Net Assets
                    Resulting from Operations . . . . . . . . . .                                       $1,892,848
===================================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED              Year Ended
                                                                           OCTOBER 31, 1995        October 31, 1994
                                                                                      (000)                   (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . .             $   294,616             $  256,027
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . .                 354,200                226,060
   Change in Unrealized Appreciation (Depreciation) . . . . . . . .               1,244,032               (296,749)
-------------------------------------------------------------------------------------------------------------------
           Net Increase in Net Assets Resulting from Operations   .               1,892,848                185,338
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . .                (267,796)              (225,292)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . .                (225,725)              (212,053)
-------------------------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . . . . . . . . . . . .                (493,521)              (437,345)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued       --Regular   . . . . . . . . . . . . . . . . . . . .               1,001,261              1,268,276
                --In Lieu of Cash Distributions   . . . . . . . . .                 476,777                423,624
                --Exchange  . . . . . . . . . . . . . . . . . . . .                 479,324                620,011
   Redeemed     --Regular   . . . . . . . . . . . . . . . . . . . .                (627,443)              (604,566)
                --Exchange  . . . . . . . . . . . . . . . . . . . .                (703,230)              (694,803)
-------------------------------------------------------------------------------------------------------------------
           Net Increase from Capital Share Transactions   . . . . .                 626,689              1,012,542
-------------------------------------------------------------------------------------------------------------------
           Total Increase   . . . . . . . . . . . . . . . . . . . .               2,026,016                760,535
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . .               8,246,149              7,485,614
-------------------------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . . . . . . . . . . . .             $10,272,165             $8,246,149
===================================================================================================================
   (1)  Distributions Per Share
        Net Investment Income   . . . . . . . . . . . . . . . . . .                    $.55                   $.51
        Realized Net Gain   . . . . . . . . . . . . . . . . . . . .                    $.47                   $.50
-------------------------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued  . . . . . . . . . . . . . . . . . . . . . . . . . .                  81,880                110,672
        Issued in Lieu of Cash Distributions  . . . . . . . . . . .                  29,313                 25,156
        Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . .                 (74,940)               (76,350)
-------------------------------------------------------------------------------------------------------------------
                                                                                     36,253                 59,478
-------------------------------------------------------------------------------------------------------------------
   (3)     Undistributed Net Investment Income  . . . . . . . . . .             $   139,405             $  112,585
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                              Year Ended October 31,
                                                                ---------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995      1994       1993       1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . .                $17.33    $17.98     $15.75     $15.07     $11.91
                                                                --------   -------    -------    -------    -------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . .                   .58       .55        .50        .56        .62
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . .                  3.17      (.19)      2.47       1.17       3.55
                                                                --------   -------    -------    -------    -------
        TOTAL FROM INVESTMENT OPERATIONS    . . .                  3.75       .36       2.97       1.73       4.17
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . .                  (.55)      (.51)      (.52)     (.61)       (.73)
   Distributions from Realized Capital Gains  . .                  (.47)      (.50)      (.22)     (.44)       (.28)
                                                                --------   --------   --------   -------    -------
        TOTAL DISTRIBUTIONS   . . . . . . . . . .                 (1.02)     (1.01)      (.74)    (1.05)      (1.01)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . .                $20.06    $17.33     $17.98     $15.75     $15.07
===================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . .               +23.08%    +2.22%    +19.51%    +12.50%    +36.61%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . .               $10,272    $8,246     $7,486     $4,878     $3,298
Ratio of Expenses to Average Net Assets . . . . .                 .40%*      .39%       .39%       .41%       .48%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . .                 3.27%     3.26%      3.11%      3.72%      4.51%
Portfolio Turnover Rate . . . . . . . . . . . . .                   30%       24%        26%        23%        41%
-------------------------------------------------------------------------------------------------------------------

*Effective in fiscal 1995; does not include expense reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .39% after including these reductions. See Note C.

                         NOTES TO FINANCIAL STATEMENTS


Vanguard/Windsor II is a Portfolio of the Vanguard/Windsor Funds, which are comprised of two independent Portfolios, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Temporary cash investments are valued at amortized cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

4. FUTURES: The Fund utilizes Standard & Poor's 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity and minimizing transaction costs. The Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Fund may pay departing shareholders from its cash balance and reduce its futures position accordingly.

    The primary risks associated with the use of futures contracts are imperfect correlation between changes in market value of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. Under the terms of investment advisory contracts, the Fund pays Barrow, Hanley, Mewhinney & Strauss, Inc., Equinox Capital Management, Inc., and Tukman Capital Management, Inc. investment advisory fees calculated at an annual percentage rate of average net assets of the Fund. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc. are subject to quarterly adjustments based on performance relative to the Standard & Poor's/BARRA Value Index; such fees for Equinox Capital Management, Inc. and Tukman Capital Management, Inc. are subject to quarterly adjustments based on performance relative to the Standard & Poor's 500 Stock Index. For the year ended October 31, 1995, the aggregate investment advisory fee represented an effective annual rate of .14 of 1% of average net assets before an increase of $86,000 based on performance.

The Vanguard Group, Inc. provides investment advisory services to a portion of the Fund on an at-cost basis.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1995, the Fund had contributed capital of $1,273,000 to Vanguard (included in Other Assets), representing 6.4% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

Vanguard has requested the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate or credit to the Fund a portion of the commissions generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. For the year ended October 31, 1995, directed brokerage arrangements reduced the Fund's expenses by $667,000 (an annual rate of .01 of 1% of average net assets).

D. During the year ended October 31, 1995, the Fund made purchases of $2,735,932,000 and sales of $2,486,514,000 of investment securities other than U.S. Government securities and temporary cash investments.

E. At October 31, 1995, unrealized appreciation of investment securities for financial reporting and Federal income tax purposes aggregated $2,082,082,000 of which $2,283,990,000 related to appreciated securities and $201,908,000 related to depreciated securities.

At October 31, 1995, the aggregate settlement value of open Standard & Poor's 500 Index futures contracts expiring in December 1995, the related unrealized depreciation, and the market value of U.S. Treasury Bills deposited as initial margin for those contracts were $2,919,000, $20,000, and $596,000, respectively.

F. The market value of securities on loan to broker/dealers at October 31, 1995, was $6,404,000 for which the Fund had received cash collateral of $6,869,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Vanguard/Windsor II

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Windsor II (the "Fund") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
November 30, 1995


                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                            FOR VANGUARD/WINDSOR II

Corporate shareholders should note that for the fiscal year ended October 31, 1995, 74.6% of the Fund's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, Jr., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
President and Secretary of The Vanguard Group, Inc.;
Secretary of each of the investment companies in The
Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The
Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The
Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO           IAN A. MACKINNON
Senior Vice President         Senior Vice President
Information Technology        Fixed Income Group

JEREMY G. DUFFIELD            F. WILLIAM MCNABB III
Senior Vice President         Senior Vice President
Planning & Development        Institutional

JAMES H. GATELY               RALPH K. PACKARD
Senior Vice President         Senior Vice President
Individual Investor Group     Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                            EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
  Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Value Portfolio
  Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
  Total Bond Market Portfolio
  Short-Term Bond Portfolio
  Intermediate-Term Bond Portfolio
  Long-Term Bond Portfolio

Vanguard International Equity
  Index Fund
  European Portfolio
  Pacific Portfolio
  Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


                           [THE VANGUARD GROUP LOGO]
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q730-10/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet decimated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

[PHOTO]

                                WINDSOR II FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appear at the top of pages one through four.

A line chart of the Indexed Value (Standard & Poor's Value Index, and Standard & Poor's Growth Index) of Vanguard/Windsor II Fund for the fiscal years 1991 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between Vanguard/Windsor II Fund, Standard & Poor's 500 Index and Average Value Fund, average Annual Total Returns for the period October 31, 1985, to October 31, 1995 appear at the top of page three.

A running head featuring ships wheel, rope and battleships in the background appears at the top of page five.

A running head featuring a cannon and battleships in the background appears at the top of page six.

A running head featuring open log book, pen and battleships in the background appears at the top of pages seven through fifteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page sixteen.

A running head featuring birds flying and ships in the background appears at the top of the back cover.